UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2007

BMC Software, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2101 CityWest Blvd., Houston, Texas		77042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-918-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2007, our Board of Directors (the "Board") amended our Amended and Restated Bylaws (as amended, the "Bylaws") in order to comply with changes to New York Stock Exchange listing requirements. Effective January 1, 2008, companies listed on the Exchange are required to be eligible to participate in the Direct Registration System administered by the Depository Trust Company. The following description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the amendments filed herewith as Exhibit 3.5:

a) Section 5.1 is amended to (i) apply only to those stockholders owning shares represented by certificates and (ii) to permit the continued validity of any previously issued certificates that were signed by an officer, transfer agent or registrar that has ceased to serve in such capacity. Prior to this amendment, Section 5.1 entitled each stockholder to a certificate.

b) Section 5.2 is amended to (i) permit transfers of shares of stock on authorization by the registered holder, by a power of attorney, through proper endorsement of the certificate, or under a stock power. Prior to this amendment, Section 5.2 required transfers of shares to be made only on the transfer books of the company, but was silent as to the method by which shares could be transferred.

c) Section 5.4 is amended to (i) permit the Board to require the owner of a lost, stolen, destroyed or mutilated certificate to give the company a bond in the sum or form as determined to be sufficient by the Board to indemnify the company against any claim that may be made on account of the loss, theft, destruction or mutilation of the certificate or the issuance of a new certificate, and (ii) to permit the Board to refuse issuance of any such new certificate except pursuant to legal proceedings under the laws of the State of Delaware.

d) Section 5.6 is amended (i) to permit the registration of certificated and uncertificated shares of stock of the company, and (ii) to permit the Board to appoint any officers of the company to appoint independent transfer agents and registrars and to require that certificates for shares of stock to bear the signature of any of them. Prior to this amendment, Section 5.6 stated that the issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board may establish.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

October 25, 2007	By:	Christopher C. Chaffin

Name: Christopher C. Chaffin
Title: Sr. Legal Counsel & Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.5	Amendment No. 1 to Amended and Restated Bylaws